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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 1999

                     SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The press releases of Sovereign Bancorp, Inc. filed as Exhibits 99.1, 99.2 and 99.3 are hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated April 7, 1999, of Sovereign
               Bancorp, Inc.

          99.2 Press Release, dated April 12, 1999, of Sovereign
               Bancorp, Inc.

          99.3 Press Release, dated April 13, 1999, of Sovereign
               Bancorp, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  April 14, 1999
                              /s/ Mark R. McCollom
                              Mark R. McCollom
                              Senior Vice President and
                              Chief Accounting Officer

                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated April 7, 1999, of Sovereign
          Bancorp, Inc.

     99.2 Press Release dated April 12, 1999, of Sovereign
          Bancorp, Inc.

     99.3 Press Release dated April 13, 1999, of Sovereign
          Bancorp, Inc.  <PAGE 3>